May 1, 2026

Individual Edge®

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus pertains to the Nassau Life Individual Edge variable life insurance policy (the “Policy”).

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also obtain this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Customer Service Office: The address that a policy owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. For payments, the address is P.O. Box 758572, Topeka, Kansas 66675-8572. For non-payment service matters, the address is P.O. Box 758573, Topeka, Kansas 66675-8573. For overnight payment delivery, the address is 5801 SW 6th Street, Mail Zone 572, Topeka, Kansas 66675-8606. The telephone number is 1-800-541-0171. The hours of operation are 8:30am – 6:00pm EST and the fax number is 1-785-368-1386.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Investment Options: The accounts within our Separate Account to which non-loaned assets under the Policy are allocated (which also may be referred to as the “variable investment options”).

Nassau Life (our, us, we, company, or Company): Nassau Life Insurance Company.

Policy: The flexible premium fixed and variable universal life insurance policy for which this summary prospectus provides updated information.

Policy Value: The sum of your Policy’s share in the value of each Investment Option plus the value of your Policy allocated to the GIA.

Separate Account: Nassau Life Variable Universal Life Account.

You (your): The owner of this Policy at the time an owner’s right is exercised.

UPDATED INFORMATION ABOUT YOUR POLICY

The following is a summary of certain Policy features that have changed since the Updating Summary Prospectus dated May 1, 2025. This does not reflect all of the changes that have occurred since you entered into your Policy.

•	As previously notified, on or about May 20, 2026 (the “Liquidation Date”), the Lazard Retirement US Small Cap Equity Select Portfolio (the “Liquidating Fund”) will be liquidated. On the Liquidation Date, any Policy Value allocated to the Liquidating Fund will be automatically transferred to the Federated Hermes Government Money Fund II. Any such transfer will occur without charge and will not count toward any limit on transfers. Until the Liquidation Date, you may transfer any Policy Value allocated to the Liquidating Fund to any other variable investment option available under your Policy free of charge. For 60 days after the Liquidation Date, if any portion of your Policy Value was automatically transferred to the Federated Hermes Government Money Fund II as described above, you may transfer Policy Value from the Federated Hermes Government Money Fund II to any other variable investment option available under your Policy free of charge. Any such free transfer will not count toward any limit on the number of transfers that may be performed under your Policy (except restrictions to discourage frequent transfer activity and/or market timing).

Important Information You Should Consider About the Policy

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first ten policy years, a surrender charge will apply if you fully or partially surrender the policy, allow the policy to lapse, or reduce the face amount. The maximum surrender charge that you can pay while you own the policy is equal to 2.25 times the Commission Target Premium. The surrender charge durations and related surrender charge amounts are set forth on the surrender charge table included in your Policy.

For example, during the first five policy years, assuming a male age 35 nonsmoker with a policy face amount of $100,000 and a Policy Value of $20,000, the surrender charge is equal to $1,923.75 or approximately 9.6% of the Policy Value or approximately 1.9 % of the face value.

Fee Tables; Charges and Deductions
Transaction Charges

In addition to surrender charges, you also may be charged for other transactions. Specifically: (a) an additional surrender fee upon a partial surrender (b) an issue expense and face amount increase charge, deducted during the first 12 months after policy issue or after a face amount increase (c) premium tax charges, which may be deducted from premium payments you make and (d) a transfer charge, which we reserve the right to deduct after the first two transfers in any given policy year.

Fee Tables; Charges and Deductions

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including the cost of insurance charge, the administrative charge, the mortality and expense risk charge, the loan interest charge (if a policy loan is taken), and the charge for any optional rider you have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the policy specifications page of your policy for the rates applicable to your policy.

You will also bear expenses associated with the underlying funds under the policy, as shown in the following table

Fee Tables; Charges and Deductions; Appendix A: Investment Options Available under the Policy

Annual Fee	MIN.	MAX.
Investment options (underlying fund fees and expenses)*	0.27%	5.82%
* As a percentage of underlying fund assets, as of December 31, 2025. Fund fees and expenses vary over time.

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.	Principal Risks of Investment in the Policy
Not a Short-Term Investment

●   A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

●   We may apply a surrender charge with respect to any surrender you make from the policy.

●   A surrender may also reduce your policy’s face amount and death benefit, and may have adverse tax consequences.

Principal Risks of Investment in the Policy; Charges and Deductions; Federal Income Tax Considerations

●   You can avoid surrender charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing surrenders.

●   Tax deferral generally is more beneficial to investors with a long time horizon.

RISKS		LOCATION IN PROSPECTUS
Risks Associated with Investment Options

●   An investment in this policy is subject to the risk of poor investment performance of the funds you choose. Performance will vary among the funds.

●   Each fund (as well as the GIA) has its own unique risks.

●   You should review the investment options before making an investment decision.

Principal Risks of Investment in the Policy; The Guaranteed Interest Accounts; Appendix A: Investment Options Available Under the Policy
Insurance Company Risks	An investment in the policy is subject to the risks related to Nassau Life. Any obligations (including under the Guaranteed Interest Accounts), guarantees, and benefits of the policy are subject to the claims-paying ability of Nassau Life. If Nassau Life experiences financial distress, it may not be able to meet its obligations to you. More information about Nassau Life, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171.	Nassau Life Insurance Company
Contract Lapse	Your policy will remain in force only as long as the cash surrender value is enough to pay the monthly charges incurred under the policy. If the cash surrender value is no longer enough to pay the monthly charges, the policy will lapse, or end. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, surrenders, and unpaid loans or loan interest. To prevent your policy from lapsing, you must during the grace period pay an amount equal to three times the required monthly deduction plus any other amount due. The death benefit will not be paid if the policy has lapsed.	Lapse and Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

If you choose to participate in an asset allocation program or strategic program, the assets you have dedicated to the program will be limited by the terms of the program.

We do not permit transfers of less than $500 unless either (a) the entire balance in the investment option or the Guaranteed Interest Account is being transferred or (b) the transfer is part of a Systematic Transfer Program.

Transfers out of the Guaranteed Interest Accounts are limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in this Prospectus.

Additional Programs – Asset Allocation and Strategic Programs; Transfer of Policy Value; Nassau Life Insurance Company; Appendix C: Financial Intermediary Variations

RESTRICTIONS	LOCATION IN PROSPECTUS

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable fund.

Nassau Life reserves the right to remove or substitute funds as investment options that are available under the policy.

The availability of investment options (including the Guaranteed Interest Accounts) may vary depending on the broker-dealer through which your policy was purchased.

Optional Benefits

We offer several optional riders under the policy. The insurance features added by these riders include waiver of premium in the event of total disability and payment of an additional death benefit in the event of accidental death.

Except as otherwise provided, an optional benefit may not be modified or terminated by us.

The availability of policy benefits may vary depending on the broker-dealer through which your policy was purchased.

Optional Insurance Benefits; Appendix C: Financial Intermediary Variations

TAXES	LOCATION IN PROSPECTUS
Tax Implications

●   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

●   If you purchase the policy through a qualified retirement plan or individual retirement account, you do not receive any additional tax deferral.

●   Any gain on your policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay a penalty tax if you take a withdrawal before age 59½.

Federal Income Tax Considerations

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, we do not make new sales of the policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the policy to you. We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). Nassau Life may also pay for sales and distribution expenses out of any payments we or the principal underwriter of the contracts may receive from the funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the policy over another investment.

Principal Underwriter
Exchanges

As a general matter, some investment professionals could have a financial incentive to offer you this policy in place of another policy you currently own. Similarly, some investment professionals may have a financial incentive to offer you a new policy to replace this policy. You should only exchange a policy if you determine, after comparing the features, fees, and risks of both policies, and any fees or penalties to terminate the existing policy, that it is better for you to purchase the new policy rather than continue to own your existing policy. Currently, we do not offer this policy for new sales, and thus would not offer this policy in connection with such a replacement transaction.

Principal Underwriter

APPENDIX A—Investment Options Available Under The Policy

The following is a list of underlying funds available under the policy. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-541-0171 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

The availability of investment options may vary depending on the broker-dealer through which your policy was purchased. See Appendix C - Financial Intermediary Variations in the prospectus for more information.

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Alger CapitaI Appreciation Portfolio[1,2] (Class 1-2 Shares) - Fred Alger Management, LLC	0.94%	32.87%	16.33%	18.17%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index.	CVT S&P Midcap 400 Index Portfolio (Class I) [3] - Calvert Research and Management/Ameritas Investment Partners, Inc.	0.33%	7.14%	8.77%	10.37%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.	DWS Equity 500 Index VIP (Class A) [3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.25%	17.63%	14.13%	14.52%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP (Class A) [3] - DWS Investment Management Americas, Inc. Northern Trust Investments, Inc.	0.37%	12.64%	5.84%	9.33%
Provides current income.	Federated Hermes Fund for U.S. Government Securities II3 - Federated Investment Management Company Federated Advisory Services Company (FASC)	0.78%	6.80%	-0.84%	1.06%
Provides current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II3 - Federated Investment Management Company Federated Advisory Services Company (FASC)	0.63%	3.73%	2.80%	1.73%
Seeks high current income.	Federated Hermes High Income Bond Fund II3 - Federated Investment Management Company Federated Advisory Services Company (FASC)	0.81%	8.23%	3.70%	5.59%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class) [3] - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.65%	14.80%	13.59%	17.33%

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio (Service Class) [3] - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.64%	21.42%	15.26%	15.66%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio (Service Class) [3] - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.66%	21.89%	11.20%	19.82%
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio (Service Class) [3] - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.47%	7.14%	-0.06%	2.61%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.72%	12.56%	7.66%	7.30%
Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund (Class 2) - Franklin Mutual Advisers, LLC	0.94%	11.52%	9.20%	7.53%
Seeks capital appreciation.	Invesco V.I. Discovery Large Cap Fund[3,4] - Invesco Adviser, Inc.	0.80%	12.79%	11.69%	14.22%
Seeks capital appreciation.	Invesco V.I. Global Fund (Series II) - Invesco Adviser, Inc.	1.06%	15.05%	7.01%	10.72%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II) - Invesco Adviser, Inc.	1.09%	8.44%	8.07%	10.31%
Seeks long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund® (Series I) [1,2] - Invesco Adviser, Inc.	0.94%	9.19%	9.11%	9.35%
Seeks capital growth.	Invesco V.I. American Franchise Fund (Series I) - Invesco Adviser, Inc.	0.85%	11.67%	10.35%	14.87%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund (Series I Shares) [1,2] - Invesco Adviser, Inc.	0.80%	16.17%	12.81%	11.73%
Seeks capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series II) - Invesco Adviser, Inc.	0.82%	12.52%	8.68%	8.64%
Seeks long-term capital appreciation.	Lazard Retirement US Small Cap Equity Select Portfolio (Service Shares) [1,2,3,8] - Lazard Asset Management LLC	1.10%	2.18%	4.82%	7.22%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Bond-Debenture Portfolio (Class VC Shares) - Lord, Abbett & Co. LLC	1.04%	8.33%	2.10%	4.72%

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Growth and Income Portfolio (Class VC Shares) - Lord, Abbett & Co. LLC	0.93%	17.29%	13.34%	11.12%
Seeks capital appreciation through investments, primarily in equity securities.	Lord Abbett Mid Cap Stock Portfolio (Class VC Shares) - Lord, Abbett & Co. LLC	1.15%	7.05%	10.16%	7.98%
Seeks to provide investors with capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio (Class II) - Morningstar Investment Management LLC	0.85%	20.00%	10.55%	10.36%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio (Class II) - Morningstar Investment Management LLC	0.84%	14.82%	6.61%	7.25%
Seeks to provide investors with capital appreciation	Morningstar Growth ETF Asset Allocation Portfolio (Class II) - Morningstar Investment Management LLC	0.82%	17.91%	8.82%	9.05%
Seeks to provide investors with capital appreciation and some current income.	Morningstar Income and Growth ETF Asset Allocation Portfolio (Class II) - Morningstar Investment Management LLC	0.84%	11.70%	4.43%	5.46%
Seeks growth of capital.	Neuberger Berman AMT Mid Cap Growth Portfolio Class S - Neuberger Berman Investment Advisers LLC	1.11%	5.23%	4.27%	10.71%
Invests predominantly in securities of companies selected in accordance with the Fund's Sustainable Investing Criteria.	Quality Equity Portfolio Class S3, 7 - Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager	1.12%	13.43%	12.54%	12.66%
Seeks maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) - PIMCO	3.29%	18.85%	10.47%	6.43%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO VIT Real Return Portfolio (Advisor Class) - PIMCO	1.49%	7.74%	1.11%	3.11%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) - PIMCO	0.83%	8.78%	-0.08%	2.26%
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movement of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2,3] - Security Investors, LLC. / Guggenheim Investments	5.67%	1.85%	12.87%	1.41%

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis.	Rydex VT Nova Fund[1,2,3] - Security Investors, LLC. / Guggenheim Investments	1.74%	20.87%	16.53%	17.73%
Seeks long-term capital appreciation.	Templeton Emerging Markets VIP Fund (Class 2)[9] - Templeton Asset Management Ltd.	1.37%	46.27%	5.46%	10.40%
Seeks long-term capital growth.	Templeton Foreign VIP Fund (Class 2)[3] - Templeton Investment Counsel, LLC	1.08%	29.19%	8.25%	5.75%
Seeks long-term capital growth.	Templeton Growth VIP Fund (Class 2) - Templeton Global Advisors Limited	1.12%	23.83%	7.95%	7.04%
Seeks capital appreciation and current income.	TVST Touchstone Balanced Fund (Class I)[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.79%	14.16%	8.64%	9.81%
Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	TVST Touchstone Bond Fund (Class I)[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.62%	7.63%	-0.14%	2.13%
Seeks to provide investors with capital appreciation.	TVST Touchstone Common Stock Fund (Class I)[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.73%	17.83%	13.80%	14.20%
Seeks to provide investors with growth of capital.	TVST Touchstone Small Company Fund[3] - Touchstone Advisors, Inc. Fort Washington Investment Advisors, Inc.	0.76%	9.72%	9.10%	11.37%
Seeks capital appreciation and income.	Virtus Duff & Phelps Real Estate Securities Series A - Virtus Investment Advisers, LLC (“VIA”) Duff & Phelps Investment Management Co.	1.10%	0.72%	6.06%	5.95%
Seeks long-term growth of capital	Virtus KAR Capital Growth Series A3 - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC	1.03%	6.96%	5.43%	13.10%

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks capital appreciation and current income	Virtus KAR Equity Income Series A3 - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC	0.98%	13.92%	7.76%	9.68%
Seeks long-term capital growth.	Virtus KAR Small-Cap Growth Series A3 - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC	1.14%	-22.62%	-5.76%	11.33%
Seeks long-term capital appreciation.	Virtus KAR Small-Cap Value Series A3 - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC	1.10%	-4.50%	2.57%	8.90%
Seeks long-term total return.	Virtus Newfleet Multi-Sector Intermediate Bond Series A3 - Virtus Investment Advisers, LLC (“VIA”) Newfleet Asset Management, LLC	0.94%	7.58%	2.52%	4.23%
Seeks high total return consistent with reasonable risk	Virtus SGA International Growth Series A3 - Virtus Investment Advisers, LLC (“VIA”) Sustainable Growth Advisers, LP	1.10%	9.26%	1.42%	4.10%
Seeks high total return over an extended period of time consistent with prudent investment risk	Virtus Tactical Allocation Series (Class A Shares)[3] - Virtus Investment Advisers, LLC (“VIA”) Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is the subadviser for the equity portion of the Series, and Newfleet Asset Management, LLC (“Newfleet”) is the subadviser for the fixed income portion of the Series.	0.95%	6.79%	2.09%	7.77%

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn International Fund[3,5] - Columbia Management Investment Advisers, LLC (effective Jul 7, 2025; previously Columbia Wanger Asset Management, LLC)	1.08%	12.76%	-1.00%	4.31%
Seeks long-term capital appreciation.	Columbia Variable Portfolio - Acorn Fund[3,6] - Columbia Management Investment Advisers, LLC (effective Jul 7, 2025; previously Columbia Wanger Asset Management, LLC)	0.91%	4.47%	1.02%	8.66%

1 This fund is closed to new investors.

2 For contract owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

3 The current expenses of this fund reflect a temporary fee waiver or expense reimbursement arrangement.

4 Formerly known as Invesco V.I. Capital Appreciation Fund.

5 Formerly known as Wanger International.

6 Formerly known as Wanger Acorn.

7 Formerly known as Neuberger Berman AMT Sustainable Equity Portfolio Class S.

8 Effective May 20, 2026, this fund will no longer be available for investment by new or existing investors.

9 Formerly known as Templeton Developing Markets VIP Fund (Class 2).

The Prospectus and Statement of Additional Information, each dated May 1, 2026, are incorporated by reference into this Updating Summary Prospectus. For a free copy of the Prospectus or Statement of Additional Information, or for general inquiries, contact our Customer Service Office. You may also go online at https://nassau.onlineprospectus.net/Nassau/Products/index.html.

EDGAR Contract Identifier Number: C000074752